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                                                                    Exhibit 10.3


                             STOCK PLEDGE AGREEMENT
                             ----------------------


      THIS STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of May 31, 1996, is made by and between Cerion Technologies Inc., an Illinois corporation, as pledgor and debtor (the "Borrower"), and LASALLE NATIONAL BANK, as pledgee and secured party (the "Lender").


                             W I T N E S S E T H:
                             --------------------

      WHEREAS, the Borrower is the record and beneficial owner of certain shares of stock and/or other securities set forth on Schedule I attached hereto (the "Pledged Securities");

      WHEREAS, Lender is requiring that the Borrower enter into this Agreement, in order to induce the Lender to enter into, and to extend credit to the Borrower pursuant to, the Credit Agreement, of even date herewith, between the Borrower and the Lender (as the same may amended, modified, supplemented, renewed or replaced from time to time, the "Credit Agreement");

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the parties agree as follows:

      1. DEFINITIONS. Unless otherwise defined herein, terms used herein shall have the respective meanings ascribed to them in the Credit Agreement.

      2. PLEDGE. The Borrower hereby pledges to the Lender, and grants to the Lender a continuing, first priority security interest in, all of the following (the "Pledged Collateral"):

      (a) the Pledged Securities and the certificates representing the Pledged Securities, and all dividends, earnings, interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Securities;

      (b) all additional shares of stock or other securities of Borrower from time to time acquired by the Borrower in any manner (which shares shall be deemed to be part of the Pledged Securities) and the certificates or other instruments representing such securities, and all dividends, earnings, interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such securities; and



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      (c)   all proceeds, products, rents, issues, profits and returns of and from any of the foregoing.


      3. SECURITY FOR OBLIGATIONS. This Agreement and the Pledged Collateral are security for the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and the timely performance and satisfaction of all Obligations, whether for principal, premium, interest, fees, costs, expenses, or otherwise.

      4. DELIVERY OF PLEDGED COLLATERAL. All certificates and instruments representing or evidencing any Pledged Securities shall be promptly delivered by the Borrower to the Lender and shall be accompanied by stock powers or other instruments of transfer or assignment duly executed in blank, all in form and substance satisfactory to the Lender. The Lender shall have the right, at any time in its discretion and without notice to the the Borrower, to transfer to or to register in the name of the Lender or its nominee, any or all of the Pledged Securities. In addition, the Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

      5. REPRESENTATIONS, WARRANTIES AND COVENANTS. the Borrower represents and warrants to, and covenants with, the Lender that:

      (a) the Borrower is, and at the time of delivery of the Pledged Securities to the Lender pursuant hereto will be, the sole holder of record and the sole legal and beneficial owner of the Pledged Collateral, free and clear of any Lien or third party claim of any kind thereon or affecting the title thereto, except for the lien of the Lender created by this Agreement.

      (b) All of the Pledged Securities have been duly authorized, validly issued and are fully paid and non-assessable.

      (c) the Borrower has the right and requisite power and authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to the Lender as provided herein.

      (d) None of the Pledged Securities has been or will be issued or transferred in violation of the securities registration, securities disclosure or other securities or "blue sky" laws of any jurisdiction to which such issuance or transfer may be subject.

      (e) No consent, approval, authorization or other order of any person or entity and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the pledge by the Borrower of the Pledged Collateral pursuant to this Agreement, (ii) the execution, delivery or performance of this Agreement by the Borrower, or (iii) the exercise by the Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the disposition of Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.




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      (f)   The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create in favor of the Lender a valid, perfected first-priority lien security interest in the Pledged Collateral, securing the payment of the Obligations.

      The representations, warranties and covenants set forth in this Section 5 and Section 6 shall survive the execution and delivery of this Agreement, until termination of the Revolving Loan Commitment and the full and final payment and satisfaction of all Obligations.

      6. ADDITIONAL COVENANTS. the Borrower further covenants and agrees that:

      (a) Without the prior written consent of the Lender, the Borrower shall not sell, assign, transfer, pledge, or otherwise encumber or dispose of any of the Pledged Collateral or any right or interest therein, including, without limitation, any unpaid dividends or other distributions or payments with respect thereto.

      (b) the Borrower shall, at its own expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Lender from time to time may reasonably request in order to preserve, protect, maintain and perfect the Lender's security interest in the Pledged Collateral and other rights of the Lender intended to be created by this Agreement.

      (c) the Borrower shall defend its title to the Pledged Collateral and the lien of the Lender thereon against the claims of any other Person so long as any of the Obligations (or the Revolving Loan Commitment) remain outstanding and this Agreement remains in effect.

      (d) the Borrower shall, upon obtaining any additional shares of capital stock or other securities for any reason, promptly (and in any event within three Business Days) deliver to the Lender the certificates or other instruments representing such securities (including appropriate stock powers or other assignments separate from certificate duly executed in blank), and take such other actions as are requested by the Lender to subject such securities to the lien of the Lender hereunder, and agrees that all such securities shall for all purposes hereunder be considered Pledged Securities.

      7. THE BORROWER'S RIGHTS. Notwithstanding anything to the contrary herein, so long as no Default shall have occurred and be continuing, the Borrower shall have the right, from time to time, to receive all dividends and distributions payable in cash with respect to the Pledged Securities, and to vote and give consents with respect to any voting securities constituting part of the Pledged Collateral for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would adversely affect the position, rights or interest of the Lender in respect of any Pledged Collateral or give rise to a Default.

      8. DEFAULTS AND REMEDIES. (a) Upon the occurrence of an Event of Default, the Lender may exercise in addition to all other rights and remedies granted herein, the rights and remedies of




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a creditor and a secured party under the Uniform Commercial Code of the State of
Illinois and other applicable law. Without limiting the foregoing, upon the occurrence of an Event of Default, the Lender (personally or through an agent) is hereby authorized and empowered, to transfer and register in its name or in the name of its nominee, the whole or any part of the Pledged Collateral, to exercise any voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after ten (10) days's notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice the Borrower agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral, and to otherwise act with respect to the Pledged Collateral as though the Lender were the outright owner thereof, the Borrower hereby irrevocably constituting and appointing the Lender as the proxy and attorney-in-fact of the Borrower, with full power of substitution to do so; provided, however, the Lender shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale, either for cash or upon credit or for future delivery at such price as the Lender may deem fair, and the Lender may be the purchaser of the whole or any part of the Pledged Collateral so sold, free from any claim of the Borrower or any right of redemption. Each sale at auction shall be made to the highest bidder, but the Lender reserves the right to reject any and all bids at such sale which, in its discretion, shall be deemed inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Lender.

      (b) If, at any time when the Lender shall determine to exercise its rights to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended, or similar statute then in effect (the "Act"), the Lender may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Lender may deem necessary or advisable, and shall not be required to effect such registration or to cause the same to be effected.

      (c) The Borrower acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above, the Lender may, in its discretion, elect to register any or all the Pledged Collateral under the Act (or any applicable state securities law) in accordance with its rights hereunder, and the costs and expenses of such registration shall constitute Obligations payable on demand of the Lender. The Borrower, however, recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. The Borrower also acknowledges any such private sale (conducted in a commercially reasonable manner for private sales) may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or under applicable state securities laws.



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      (d)   The Borrower agrees that following the occurrence of an Event of
Default, it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and the Borrower waives the benefit of all such laws to the extent it lawfully may do so. The Borrower agrees that it will not interfere with any right, power and remedy of the Lender provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies. No failure or delay on the part of the Lender to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Borrower by the Lender with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Lender's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Borrower in any respect.

      9. APPLICATION OF PROCEEDS. Any and all cash proceeds received by the Lender in respect of any sale or liquidation of, or other realization upon, all or any part of the Pledged Collateral shall be applied by the Lender as follows:

      (a) First, to the payment of the costs and expenses of the Lender in connection with the care, safekeeping, collection, sale, disposition, delivery, or otherwise in connection with the enforcement of its rights and remedies, including reasonable compensation to the Lender and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Lender in connection therewith;

      (b) Second, to the payment in whole or in part of the Obligations, in amounts and in such order of application as the Lender, in its sole discretion, shall determine; and

      (c) Third, after payment in full of all Obligations, to the payment to the Borrower or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

      10. ASSIGNMENT. the Lender may assign, indorse or transfer any instrument evidencing all or any part of the Obligations as provided in, and in accordance with the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

      11. LIEN ABSOLUTE. All rights of the Lender hereunder, and all obligations of the Borrower hereunder, shall be absolute and unconditional irrespective of:

      (a) any lack of validity or enforceability of any Loan Document or other agreement or instrument governing or evidencing or relating to the Obligations;

      (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure




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from any Loan Document or other agreement or instrument governing, evidencing or relating to the Obligations;

      (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

      (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower.

      12. WAIVER. the Borrower consents and agrees that the Lender may at any time, or from time to time, in its discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Obligations and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited all in such manner and upon such terms as the Lender may deem proper, and without notice to or further assent from the Borrower, it being hereby agreed that the Borrower shall be and remain bound by this Agreement, irrespective of the existence, value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Obligations may at any time exceed the aggregate principal amount thereof set forth in any agreement governing any Obligations. The Borrower hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon such the Borrower. No act or omission of any kind on any the Lender's part shall in any event affect or impair this Agreement. No delay on the Lender's part in exercising any power of sale, option or other right hereunder, and no notice or demand which may be given to or made upon the Borrower by the Lender with respect to any power of sale, option or other right hereunder, shall constitute a waiver thereof, or limit or impair any of the Lender's rights to take any action or to exercise any power of sale, option, or any other right hereunder, without notice or demand, or prejudice the Lender's rights as against the Borrower in any respect.

      13. INDEMNIFICATION. The Borrower agrees to indemnify and hold the Lender harmless from and against any taxes, liabilities, claims and damages, including reasonable attorney's fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take any action by the Lender, in respect of any transaction effected under this Agreement or in connection with the lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein, other than claims and damages arising as the result of the gross negligence or willful misconduct of the Lender. The obligations of the Borrower under this Section 13 shall survive the termination of this Agreement.




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      14.   TERMINATION. Subject to the terms hereof (including Section 15), the pledge hereunder shall be deemed released when all of the Obligations have been fully and finally paid and performed and the Revolving Loan Commitment shall have terminated.

      15. EFFECTIVENESS. This Agreement and the pledge hereunder shall remain in full force and effect and continue to be effective should any petition be filed by or against the Borrower for liquidation or reorganization, should the Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Borrower's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned, and in any such case, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      16. MISCELLANEOUS.(a) the Lender may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

      (b) the Borrower agrees to promptly reimburse the Lender for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by such the Lender in connection with the administration and enforcement of this Agreement.

      (c) Neither the Lender nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder, under the Guaranty, under the Credit Agreement or otherwise in connection herewith, except for its or their own gross negligence or willful misconduct.

      (d) This Agreement shall be binding upon the Borrower and its legal representatives, successors and assigns, and shall inure to the benefit of, and be enforceable by, the Lender and its successors, assigns and legal representatives, and shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois without giving effect to principles of choice of law, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Borrower and the Lender.

      17. SEVERABILITY. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

      18. NOTICES. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in accordance




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with the provisions of the Credit Agreement, if to the Lender at its address for notices set forth in the Credit Agreement, and if to the Borrower, at its address set forth in the Credit Agreement.

      19. SECTION TITLES. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      20. COUNTERPARTS. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.









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      IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge
Agreement to be duly executed as of the date first written above.


                                    CERION TECHNOLOGIES INC.


                                    By: SSA Richard A. Clark
                                       ----------------------------------
                                       Title: Vice President - Finance
                                       ----------------------------




                                    LASALLE NATIONAL BANK


                                    By: SSA Kent A. Hammerstorm
                                       ----------------------------------
                                       Title: First Vice President
                                       ----------------------------





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